SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     July 25, 1997

                          McDonnell Douglas Corporation
                Exact name of Registrant as Specified in Charter


Maryland                            1-3685                            43-0400674
(State or Other Jurisdiction     (Commission                       (IRS Employer
of Incorporation)                File Number)                Identification No.)


                   Post Office Box 516, St. Louis, Missouri           63166-0516
                   (Address of Principal Executive Offices)           (Zip Code)



Registrant's telephone number, including area code               (314) 232-0232
                                                   ----------------------------


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events.

         On July 25, 1997, the shareholders of McDonnell Douglas Corporation (the "Company") approved the merger of West Acquisition Corp. ("Sub"), a wholly-owned subsidiary of The Boeing Company ("Boeing"), into the Company, pursuant to which the Company will become a wholly-owned subsidiary of Boeing.

         On July 30, 1997, the proposed merger received final approval from the European Commission.

         On July 31, 1997, the Company and Sub filed Articles of Merger with the State Department of Assessments and Taxation of Maryland. The merger will become effective at 12:01 a.m. Eastern Time on August 1, 1997.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         McDonnell Douglas Corporation
                                                (Registrant)


July 31, 1997                        By:  /s/ Steven N. Frank
------------------                       --------------------------------------
(Date)                                   Steven N. Frank
                                         Vice President, Associate General
                                         Counsel and Secretary